UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 21, 2005
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K/A is filed to correct certain information reported in the Pacific Premier Bancorp, Inc. 2005 Third Quarter earnings release which was previously filed on October 19, 2005.

In the Statistical Information tables included in the press release, the ‘Net interest margin’ for the Nine Months Ended September 30, 2005 was reported as 2.81% and should be 2.93%. Also, the ‘Non-interest expense to total assets’ for the Nine Months Ended September 30, 2004 was reported as 1.75% and should be 2.33%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Date: October 21, 2005	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer